URANIUM ENERGY CORP.

UP TO $18,695,000 SHARES OF COMMON STOCK

CONTROLLED EQUITY OFFERINGSM

SALES AGREEMENT

December 31, 2013

CANTOR FITZGERALD & CO.
499 Park Avenue
New York, New York 10022

Ladies and Gentlemen:

            URANIUM ENERGY CORP., a Nevada corporation (the "Company"), confirms its agreement with Cantor Fitzgerald & Co. ("CF&Co") as follows:

            1.     Issuance and Sale of Shares.  The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through CF&Co, acting as agent and/or principal, shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), having an aggregate offering price of up to $18,695,000 (the "Shares"); provided, however, that in no event shall the Company issue or sell through CF&Co such number or dollar amount of Shares that would exceed the limitations set forth in Section 5(d). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 on the number or amount of Shares issued and sold under this Agreement shall be the sole responsibility of the Company, and CF&Co shall have no obligation in connection with such compliance.  The issuance and sale of Shares through CF&Co will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective on September 2, 2011 by the Securities and Exchange Commission (the "Commission"), although nothing in this Agreement shall be construed as requiring the Company to issue the Shares.

            The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), with the Commission a registration statement on Form S-3 (File No. 333-176406), including a base prospectus dated September 2, 2011 (the "Registration Statement"), relating to certain securities, including the Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has prepared a prospectus supplement specifically relating to the Shares (the "Prospectus Supplement") to the base prospectus included as part of such registration statement.  The Company has furnished to CF&Co, for use by CF&Co, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Shares.  Except where the context otherwise requires, such registration statement, on each date and time that such registration statement and any post-effective amendment thereto became or becomes effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the Securities Act, is herein called the "Registration Statement."  The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any "issuer free writing prospectus," as defined in Rule 433 of the Securities Act Regulations ("Rule 433"), relating to the Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) (an "Issuer Free Writing Prospectus"), is herein called the "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to either the Electronic Data Gathering Analysis and Retrieval System or Interactive Data Electronic Applications (collectively, "IDEA").

            2.     Placements.  Each time that the Company wishes to issue and sell the Shares hereunder (each, a "Placement"), it will notify CF&Co by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall at a minimum include the number of Shares to be issued (the "Placement Shares"), the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one Trading Day (as defined in Section 3) and any minimum price below which sales may not be made (a "Placement Notice"), a form of which containing such minimum sales parameters necessary is attached hereto as Schedule 1.  The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from CF&Co set forth on Schedule 2, as such Schedule 2 may be amended from time to time. The Placement Notice shall be effective upon receipt by CF&Co unless and until (i) in accordance with the notice requirements set forth in Section 4, CF&Co declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares have been sold, (iii) in accordance with the notice requirements set forth in Section 4, the Company suspends or terminates the Placement Notice, (iv) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (v) this Agreement has been terminated under the provisions of Section 11.   The amount of any discount, commission or other compensation to be paid by the Company to CF&Co in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 3. It is expressly acknowledged and agreed that neither the Company nor CF&Co will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to CF&Co and CF&Co does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein.  In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

            3.     Sale of Placement Shares by CF&Co.  Subject to the terms and conditions herein set forth, upon the Company's issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, CF&Co, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NYSE MKT LLC (the "NYSE MKT") to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice.  CF&Co will provide written confirmation to the Company (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to CF&Co pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by CF&Co (as set forth in Section 5(a)) from the gross proceeds that it receives from such sales.  Unless otherwise set forth in a Placement Notice, CF&Co may sell Placement Shares by any method permitted by law deemed to be an "at the market" offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the NYSE MKT, on any other existing trading market for the Common Stock or to or through a market maker.  After consultation with the Company and subject to the terms of the Placement Notice, CF&Co may also sell Placement Shares in privately negotiated transactions.  The Company acknowledges and agrees that (i) there can be no assurance that CF&Co will be successful in selling Placement Shares, (ii) CF&Co will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by CF&Co to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Section 3, and (iii) CF&Co shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Agent and the Company.  For the purposes hereof, "Trading Day" means any day on which the Company's Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

            4.     Suspension of Sales.  The Company or CF&Co may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party's obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice.  Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 2 hereto, as such schedule may be amended from time to time.

            5.     Settlement.

            (a)     Settlement of Placement Shares.  Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a "Settlement Date").  The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the "Net Proceeds") will be equal to the aggregate sales price received by CF&Co at which such Placement Shares were sold, after deduction for (i) CF&Co's commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to CF&Co hereunder pursuant to Section 7(h) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

            (b)     Delivery of Placement Shares.  On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting CF&Co's or its designee's account (provided CF&Co shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradeable, transferable, registered shares in good deliverable form.  On each Settlement Date, CF&Co will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date.  The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) hereto, the Company will (i) hold CF&Co harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to CF&Co any commission, discount or other compensation to which it would otherwise have been entitled absent such default.

            (c)     Denominations; Registration.  Certificates for the Placement Shares, if any, shall be in such denominations and registered in such names as CF&Co may request in writing at least one full Business Day (as defined below) before the Settlement Date.  The certificates for the Placement Shares, if any, will be made available by the Company for examination and packaging by CF&Co in The City of New York not later than noon (New York time) on the Business Day prior to the Settlement Date.

            (d)     Limitations on Offering Size.  Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate gross sales proceeds of Placement Shares sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement, the Shares, (B) the number or amount available for offer and sale under the currently effective Registration Statement, (C) the number of authorized but unissued and unreserved shares of Common Stock and (D) the amount authorized from time to time to be issued and sold under this Agreement by the Company's board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to CF&Co in writing.  Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company's board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to CF&Co in writing.

            6.     Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, CF&Co that as of the date of this Agreement and as of each Representation Date (as defined in Section 7(n) below) on which a certificate is required to be delivered pursuant to Section 7(n) of this Agreement, and as of the time of each sale of any Shares pursuant to this Agreement (each, an "Applicable Time"), as the case may be:

            (a)     The Registration Statement, including any post-effective amendments thereto, has been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company satisfies all conditions and requirements for filing the Registration Statement on Form S-3 under the Securities Act as set forth in the Commission's Form S-3. The Company has paid the required Commission fees relating to the Shares. As filed, the Registration Statement contains all information required by the Securities Act and, except to the extent CF&Co shall agree in writing to a modification, shall be in all substantive respects in the form furnished to CF&Co prior to the date hereof or, to the extent not completed as of the date hereof, shall contain only such specific additional information and other changes as the Company has advised CF&Co, prior to the date hereof, will be included or made therein.

            (b)     (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto (or, if an amendment with respect to any such document was filed, when such amendment was filed) complied, or will comply when so filed, in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained, or will contain when it is so filed, an untrue statement of a material fact or omitted, or will omit, to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, (ii) each part of the Registration Statement and each amendment thereto at each respective time the Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to CF&Co pursuant to Rule 430B(f)(2) of the Securities Act and as of each Settlement Date, as the case may be, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and each amendment thereto, at each respective time the Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to CF&Co pursuant to Rule 430B(f)(2) of the Securities Act and as of each Settlement Date, as the case may be, and as of the date hereof, and the Prospectus, when filed, complied and will comply in all material respects with the Securities Act, (v) each issuer free writing prospectus (as defined in Rule 433) relating to the Shares, if any, when considered together with the Prospectus and any amendments and supplements thereto, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) as of its date, the date hereof, the Applicable Time, and each Settlement Date, the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c)     The Company was not and is not an ineligible issuer as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Securities Act in connection with the offering of the Placement Shares. Any Issuer Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each Issuer Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act. The Company has not prepared, used or referred to, and will not, without CF&Co's prior consent, prepare, use or refer to, any Issuer Free Writing Prospectus in connection with a Placement.

            (d)     The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada, has the corporate power and authority to own, operate and lease its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into, deliver and perform its obligations under this Agreement. The Company is duly qualified to transact business as a corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders' equity or results of operations of the Company and its subsidiaries (each a "Subsidiary," and together, the "Subsidiaries") taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a "Material Adverse Effect").

            (e)     The subsidiaries listed in Schedule 4 attached hereto are the only Subsidiaries of the Company. Each Subsidiary has been duly formed, is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, and has the power and authority to own and to operate and lease its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into, deliver and perform its obligations under this Agreement, as applicable. Each Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

            (f)     The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus under "Capitalization" and all of the shares of capital stock of the Company issued and outstanding prior to the issuance of the Shares have been duly and validly authorized and issued and are fully paid and non-assessable, and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in each of the Registration Statement and the Prospectus.

            (g)     All of the issued and outstanding shares of capital stock or other ownership interests of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock or other ownership interests of the Subsidiaries are owned by the Company either directly or indirectly, free and clear of any security interest or any other security interests, claims, mortgages, pledges, liens, encumbrances or other restrictions of any kind. Except as described in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

            (h)     Except as set forth in the Registration Statement and the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of, any equity securities of the Company or its Subsidiaries or (ii) outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for capital stock or other ownership interests of the Company or any Subsidiary. Except for such rights that have been waived or as described in the Prospectus, neither the filing of the Registration Statement nor the sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company.

            (i)     This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by (i) the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether considered in a proceeding in equity or at law; and provided further that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

            (j)     The Shares have been duly authorized for issuance and sale pursuant to any Placement Notice and in accordance with the terms of this Agreement and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

            (k)     No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company, from making any other distribution on such Subsidiary's capital stock or equity interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company.

            (l)     Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in breach, default (or an event that, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; or (iii) in violation of any statute, law or regulation or any order, judgment, decree or injunction of any court, regulatory body, administrative agency, governmental body or arbitrator (domestic or foreign) having jurisdiction over the Company, its Subsidiaries or any of their properties or assets, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.  To the Company's knowledge, no other party under any material contract or other agreement to which it or any of its Subsidiaries is a party is in default in any respect thereunder where such default would have a Material Adverse Effect.

            (m)     Neither of (i) the execution, delivery and performance of this Agreement by the Company or (ii) the consummation of any other transactions contemplated by this Agreement (A) conflicts or will conflict with or constitutes or will constitute a violation of the organizational documents of the Company or any Subsidiary, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, regulatory body, administrative agency, governmental body or arbitrator (domestic or foreign) having jurisdiction over the Company or a Subsidiary or any of their properties or assets in a proceeding to which any of them or their property is a party or (D) results or will result in the creation or imposition of any lien, charge, encumbrance, claim, or restriction on or affecting the properties and assets of the Company and any of the Subsidiaries, except for such conflicts, breaches, violations, defaults or liens, in the case of clauses (B), (C) or (D), that would not, individually or in the aggregate, have a Material Adverse Effect.

            (n)     No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, regulatory body, administrative agency, governmental body or arbitrator (domestic or foreign) having jurisdiction over the Company, its Subsidiaries or any of their respective properties or assets is required in connection with (i) the execution, delivery and performance of this Agreement or the fulfillment of the terms thereof by the Company or (ii) the consummation of any other transactions contemplated by this Agreement, except (A) for such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act, the blue sky laws of any jurisdiction and the NYSE MKT, (B) for such consents that have been, or prior to any Applicable Time will be, obtained, (C) for such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect, and (D) as disclosed in the Prospectus.

            (o)     Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Free Writing Prospectuses, if any (including any document deemed incorporated by reference therein), there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the business, properties, management, results of operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, other than in the ordinary course of business, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock or short-term or long-term indebtedness of the Company or any of its Subsidiaries, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (vi) any default under the terms of any class of securities of the Company or any outstanding debt obligations, if any, which would result in a Material Adverse Effect, other than in each case above as disclosed in the Registration Statement or Prospectus (including any document deemed incorporated by reference therein).

            (p)     There are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company's knowledge, any legal, governmental or regulatory investigations, to which the Company or a Subsidiary is a party or to which any property of the Company or any of its Subsidiaries is the subject (i) other than proceedings accurately described in all material respects in the Registration Statement and the Prospectus and proceedings that, individually or in the aggregate, would not have a Material Adverse Effect or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described. The statements included in the Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate summaries of such legal matters, agreements, documents or proceedings in all material respects.

            (q)     Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act.

            (r)     Each of the Company and the Subsidiaries is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (s)     The Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws, rules, regulations, orders, judgments, decrees or permits, common law provisions or other legally binding standards relating to the protection of human health and safety or the environment, or to hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

            (t)     In the ordinary course of their business, the Company and each of the Subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective businesses, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that there are no such costs or liabilities, and there are no notices of potential liability or claims pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries or any of their respective properties concerning Environmental Laws, which would, singly or in the aggregate, have a Material Adverse Effect.

            (u)     There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of Hazardous Materials (as hereinafter defined) by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company's knowledge, any other person during the period of ownership, operation, use or leasehold by the Company or any Subsidiary) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would, individually or in the aggregate, constitute a violation of or give rise to any liability under any Environmental Law that could reasonably be expected to have a Material Adverse Effect; there has been no disposal, discharge, emission, contamination or other release of Hazardous Material of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Material that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law, which, in any case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect. As used herein, "Hazardous Material" shall mean any hazardous material, hazardous waste, hazardous substance, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, petroleum, petroleum waste, radioactive material, biohazardous material, explosive or any other material, the presence of which in the environment is prohibited, regulated because of its hazardous characteristics, or serves as the basis of liability because of its hazardous characteristics as defined, listed, or regulated by any applicable federal, state, or local environmental law, ordinance, rule or regulation.

            (v)     Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law.

            (w)     No property of the Company or any Subsidiary is subject to any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever under any Environmental Law. None of the properties is included on or, to the knowledge of the Company, is proposed for inclusion on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section . 9601 et seq., or any similar list or inventory of contaminated properties.

            (x)     All interests in material mining claims, concessions, exploitation or extraction rights or similar rights (collectively, the "Mining Claims") that are held by the Company or any Subsidiary are completely and accurately described in the Prospectus and are in good standing, are valid and enforceable, and are free and clear of any material liens or charges, except as disclosed in the Prospectus. Except as disclosed in the Prospectus, no other material property rights are necessary for the conduct of the Company's business as described therein, and there are no material restrictions on the ability of the Company and its Subsidiaries to use, transfer or otherwise exploit any such property rights except as required by applicable law or as described in the Prospectus (including any documents incorporated therein by reference) and the Company does not know of any claim or basis for a claim that may adversely affect the Company's or any Subsidiary's rights in any material respect. Except as disclosed in the Prospectus, the Mining Claims held by the Company and its Subsidiaries cover the properties required by the Company for the purposes described therein.

            (y)     There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act and the Canadian Securities Laws (as defined below) with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

            (z)     None of the Company or the Subsidiaries has sold or issued, or offered or agreed to sell or issue, any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act or the interpretations thereof by the Commission.

            (aa)     Neither the Company nor any of the Subsidiaries, nor any director, officer, employee, or affiliate, nor, to the Company's knowledge, any agent or representative acting on behalf of the Company or any of the Subsidiaries, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any "government official" (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage that would constitute a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"); and the Company and the Subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to promote and achieve, and that are reasonably expected to continue to promote and achieve, compliance with the FCPA and the representation and warranty contained herein.

            (bb)     The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and the Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Anti-Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company and the Partnership, threatened.

            (cc)     Neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

            (dd)     (1) The Company represents that neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director, officer, employee, agent, affiliate or representative acting on behalf of the Company or a Subsidiary, is an individual or entity ("Person") that is, or is owned or controlled by a Person that is:

            (A)     the subject of any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty's Treasury or any other relevant sanctions authority (collectively, "Sanctions"); or

            (B)     located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

            (2)     The Company represents and covenants that it will not, directly or indirectly, and will not permit any other Subsidiary to, use the proceeds of the offering of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

            (A)     to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

            (B)     in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

            (3)     The Company represents and covenants that for the past five years it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

            (ee)     The Company and the Subsidiaries have good and marketable title in fee simple to all of the properties (including real property) and good and marketable title to all personal property owned by them which are material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Registration Statement and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries, in each case, except as described in the Registration Statement and the Prospectus.

            (ff)     Neither the Company nor any Subsidiary knows of any violation of any municipal, state, federal or foreign law, rule or regulation concerning any real property owned in fee simple by or under contract to be acquired by the Company or the Subsidiaries as of the date of this Agreement or any part thereof that would have a Material Adverse Effect; the Company has disclosed in the Registration Statement and the Prospectus with an adequate amount of detail all options and rights of first refusal to purchase all or part of any property or any interest therein; each of the properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the properties and will not result in a forfeiture or reversion of title; neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the properties or any part thereof, and neither the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened, and, in each case, which if consummated would have a Material Adverse Effect; all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of the Company and any of the Subsidiaries that are required to be described in the Registration Statement or the Prospectus are disclosed therein.

            (gg)     Except as (i) disclosed in the Registration Statement and the Prospectus, or (ii) would not have a Material Adverse Effect, to the Company's knowledge, no lessee of any portion of any of the properties of the Company and the Subsidiaries is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such leases.

            (hh)     Except as disclosed in the Registration Statement and the Prospectus, the mortgages encumbering the properties of the Company and the Subsidiaries are not and will not be: (i) convertible (in the absence of foreclosure) into an equity interest in the entity owning such property or in the Company or any Subsidiary, (ii) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries, or (iii) cross-collateralized to any property or assets not owned directly or indirectly by the Company or any of the Subsidiaries.

            (ii)     There are no contracts, letters of intent, term sheets, agreements, arrangements or understandings with respect to the direct or indirect acquisition or disposition by the Company of interests in assets or real property that is required to be described in the Registration Statement or the Prospectus that is not already so described.

            (jj)     The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names and other intellectual property (collectively, the "Intellectual Property") currently employed by them in connection with the business now operated by them. Neither the Company nor any Subsidiary has received any notice or is otherwise aware of (i) any infringement of or conflict with asserted rights of others with respect to any of the Intellectual Property, or (ii) any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interests of the Company and its Subsidiaries, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (kk)     No labor problem or dispute with the employees of the Company and the Subsidiaries exists, is threatened or imminent, and no officer or director of the Company or any of its Subsidiaries is aware of any existing or imminent labor disturbance by the employees of any of the Company's or its Subsidiaries' principal suppliers, contractors or customers, in either case that would have, or would reasonably be expected to have, a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

            (ll)     The Company and the Subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and all such insurance is in full force and effect; the Company and the Subsidiaries, taken as a whole, have not been refused any insurance coverage sought or applied for; and the Company and the Subsidiaries, taken as a whole, have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their businesses at a cost that would not have a Material Adverse Effect, except as described in the Registration Statement and the Prospectus.

            (mm)     The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the Registration Statement and the Prospectus, except as would not have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in the Registration Statement and the Prospectus.

            (nn)     The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders' equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

            (oo)     The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement and the Prospectus, since the end of the Company's most recent audited fiscal year, there has been (i) no material weakness in the Company's internal control over financial reporting (whether or not remediated), and (ii) no change in the Company's internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company's internal control over financial reporting.

            (pp)     (i) The Company and each of the Subsidiaries has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to management of the Company, including its principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

            (qq)     There are no material agreements, contracts, indentures, leases or other instruments that are required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that are not described, filed or incorporated by reference in the Registration Statement and the Prospectus as required by the Securities Act. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or the Subsidiary, as applicable, constitute valid and binding agreements of the Company or the Subsidiary, as applicable, and are enforceable against the Company or the Subsidiary, as applicable, in accordance with the terms thereof, except as enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether considered in a proceeding in equity or at law; and provided further that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy. Neither the Company nor any of its Subsidiaries have received notice that it is in breach of or default under any of such contracts.

            (rr)     The Company and each of the Subsidiaries have filed on a timely basis all material federal, state, local and foreign tax returns required to be filed or have properly requested extensions thereof, and all such tax returns are true, correct and complete in all material respects, and have paid all material taxes required to be paid, including any tax assessment, fine or penalty levied against the Company or any of the Subsidiaries, and, except as otherwise disclosed in the Registration Statement and the Prospectus, no material tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity, which, singly or in the aggregate, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect; all material tax liabilities are adequately provided for on the respective books of such entities.

            (ss)     Except as described in the Registration Statement and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

            (tt)     Since August 1, 2010, the Company has timely filed all documents required to be filed by it under (i) the Exchange Act, (ii) the Securities Act, and (iii) the applicable securities laws in each of the provinces of Canada in which the Company is a "reporting issuer" as defined under such securities laws (the "Canadian Jurisdictions"), and the rules and procedures established under such laws together with applicable published policy statements and instruments of the Canadian securities regulatory authorities in each of the Canadian Jurisdictions (the "Canadian Securities Laws"), including (without limitation) all reports required by National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators, and all such documents and reports comply with the requirements of such instrument in all material respects.

            (uu)     Ernst & Young LLP, who have certified certain financial statements of the Company and the Subsidiaries, or any predecessor entity thereto, and have delivered its reports with respect to the audited financial statements included in the prospectus, is an independent registered public accounting firm with respect to the Company as required by the Securities Act. There has not been any reportable event (within the meaning of National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators) between the Company and its auditors.

            (vv)     The Company and its directors and officers, in their respective capacities as such, are in compliance with all presently applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated thereunder.

            (ww)     No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, affiliates, customers or suppliers of the Company or any Subsidiary, on the other hand, that is required to be described in the Prospectus but is not so described.

            (xx)     Neither the Company nor any Subsidiary has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            (yy)     Other than this Agreement, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person that would give rise to a valid claim against the Company or any of its Subsidiaries or CF&Co for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

(zz)     Any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained written consent to the use of such data from such sources to the extent required.

            (aaa)     Neither the Company nor any Subsidiary has distributed or will distribute any offering material in connection with the offering and sale of the Shares other than the Prospectus, any Issuer Free Writing Prospectus to which CF&Co has consented in accordance with this Agreement and any other materials, if any, permitted by the Securities Act, including Rule 134 thereunder.

            (bbb)     The Shares are validly listed on the NYSE MKT, and the Company is not aware of any violation of any listing requirements or any current or threatened action for delisting.

            (ccc)     No "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any material liability; for each plan that is subject to the rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" (as defined in Section 412 of the Code) has been incurred, whether or not waived, and the fair market value of the assets of such plan (excluding for purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

            (ddd)     The Company is a reporting issuer in the Canadian Jurisdictions and is not on the list of defaulting issuers maintained under the securities legislation of each of the Canadian Jurisdictions.

            (eee)     At the time the Registration Statement was originally declared effective, and at the time the Company's most recent Annual Report on Form 10-K was filed with the Commission, the Company met the then applicable requirements for the use of Form S-3 under the Securities Act, including but not limited to Instruction I.B.1 of Form S-3. The Company satisfies the pre-1992 eligibility requirements for the use of a registration statement on Form S-3 in connection with this offering (the pre-1992 eligibility requirements for the use of the registration statement on Form S-3 include (i) having a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) having been subject to the Exchange Act reporting requirements for a period of 36 months). The aggregate market value of the outstanding voting and non-voting common equity (as defined in Securities Act Rule 405) of the Company held by persons other than affiliates of the Company (pursuant to Securities Act Rule 144, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company)  (the "Non-Affiliate Shares"), was equal to or greater than $168 million  (calculated by multiplying (x) the highest price at which the common equity of the Company closed on the Exchange within 60 days of the date of this Agreement times (y) the number of Non-Affiliate Shares). The Company is not a shell company (as defined in Rule 405 under the Securities Act) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

            The Company acknowledges that CF&Co and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to CF&Co, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

            7.     Covenants of the Company.  The Company covenants and agrees with CF&Co that:

            (a)     Registration Statement Amendments.  After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify CF&Co promptly, and confirm the notice in writing, of the time (A) when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed, (B) of the receipt of any comment letter from the Commission, (C) of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information or (D) when the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares, (ii) the Company will prepare and file with the Commission, promptly upon CF&Co's request, any amendments or supplements to the Registration Statement or Prospectus that, in CF&Co's reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by CF&Co (provided, however, that the failure of CF&Co to make such request shall not relieve the Company of any obligation or liability hereunder, or affect CF&Co's right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the offering and sale of Placement Shares under this Agreement unless a copy thereof has been submitted to CF&Co within a reasonable period of time before the filing and CF&Co has not reasonably objected thereto (provided, however, that the failure of CF&Co to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect CF&Co's right to rely on the representations and warranties made by the Company in this Agreement) and the Company will furnish to CF&Co at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via IDEA; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (with respect to Rule 424(b) of the Securities Act, without reliance on Rule 424(b)(8)).

            (b)     Notice of Commission Stop Orders.  The Company will advise CF&Co, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose or any examination pursuant to Section 8(e) of the Securities Act, or if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop or other order or to obtain its withdrawal if such a stop or other order should be issued. The Company will advise CF&Co promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.

            (c)     Delivery of Prospectus; Subsequent Changes.  During any period in which a Prospectus relating to the Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act or with the relevant Canadian Securities Administrators pursuant to the Canadian Securities Laws.  If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act, the Company will promptly notify CF&Co, and confirm the notice in writing, to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement, or file a free writing prospectus applicable to, the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

            (d)     Listing of Placement Shares.  During any period in which the Prospectus relating to the Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its reasonable best efforts to cause the Placement Shares to be listed on the NYSE MKT and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as CF&Co reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

            (e)     Filings with the NYSE MKT. The Company will timely file with the NYSE MKT all documents and notices required by the NYSE MKT of companies that have or will issue securities that are traded on the NYSE MKT.

            (f)     Delivery of Registration Statement and Prospectus.  The Company will furnish to CF&Co and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as CF&Co may from time to time reasonably request and, at CF&Co's request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Registration Statement and the Prospectus and any supplements or amendments thereto) to CF&Co to the extent such document is available on IDEA. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to CF&Co will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to IDEA, except to the extent permitted by Regulation S-T.

            (g)     Earnings Statement.   The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act. "Earnings statement" and "make generally available" will have the meanings contained in Rule 158 under the Securities Act.

            (h)     Expenses.  The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 11 hereunder, will pay all expenses incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing, filing and delivery to CF&Co of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto, and of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (ii) the preparation, issuance and delivery of the Placement Shares, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to CF&Co, (iii) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees, (iv) the printing and delivery to CF&Co of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (v) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on the NYSE MKT, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) filing fees incident to, and fees and expenses, if any, imposed by, the Commission or FINRA, (viii) the fees and disbursements of the counsel, accountants and other advisors to the Company, (ix) the qualification or exemption of the Placement Shares under state securities laws in accordance with the provisions of Section 7(x) hereof, including the filing fees, if applicable, and (x) the fees and disbursements of the counsel to CF&Co, payable upon the execution of this Agreement, in an amount not to exceed $50,000.

            (i)     Use of Proceeds.  The Company will apply the Net Proceeds in accordance with the statements under the caption "Use of Proceeds" in the Prospectus.

            (j)     Notice of Other Sales.  During the pendency of any Placement Notice given hereunder, the Company shall provide CF&Co notice, subject to CF&Co's agreement to keep the information in such notice confidential, as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that such notice shall not be required in connection with the (i) issuance, grant or sale of Common Stock, options to purchase shares of Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets or properties described in the Prospectus, or (iii) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time, provided the implementation of such is disclosed to CF&Co in advance. Notwithstanding the foregoing, the Company hereby agrees that it shall not, directly or indirectly, in any other "at-the-market" or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock prior to the later of the termination of this Agreement and the sixtieth (60th) day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice.

            (k)     Change of Circumstances.  The Company will, at any time during a fiscal quarter in which the Company tenders a Placement Notice or sells Placement Shares, advise CF&Co promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to CF&Co pursuant to this Agreement.

            (l)     Due Diligence Cooperation.  The Company will cooperate with any reasonable due diligence review conducted by CF&Co or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company's principal offices, as CF&Co may reasonably request.

            (m)     Required Filings Relating to Placement of Placement Shares.  The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act, which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through CF&Co, the Net Proceeds to the Company and the compensation payable by the Company to CF&Co with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

            (n)     Representation Dates; Certificate.  On or prior to the date that the first Shares are sold pursuant to the terms of this Agreement and each time the Company (i) files the Prospectus relating to the Placement Shares or amends or supplements the Registration Statement or the Prospectus relating to the Placement Shares (other than a prospectus supplement filed in accordance with Section 7(m) of this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act; or (iv) files a report on Form 8-K containing amended financial information (other than an earnings release, to "furnish" information pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassifications of certain properties as discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 205-20) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a "Representation Date"); the Company shall furnish CF&Co with a certificate, in the form attached hereto as Exhibit 7(n) within three (3) Trading Days of any Representation Date.  The requirement to provide a certificate under this Section 7(n) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K.  Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide CF&Co with a certificate under this Section 7(n), then before the Company delivers the Placement Notice or CF&Co sells any Placement Shares, the Company shall provide CF&Co with a certificate, in the form attached hereto as Exhibit 7(n), dated the date of the Placement Notice.

            (o)     Legal Opinion.  On or prior to the date that the first Shares are sold pursuant to the terms of this Agreement and within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(n) for which no waiver is applicable, the Company shall cause to be furnished to CF&Co a written opinion of McMillan LLP ("Company Counsel"), or other counsel satisfactory to CF&Co, in form and substance reasonably satisfactory to CF&Co and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit 7(o), modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion for subsequent Representation Dates, counsel may furnish CF&Co with a letter (a "Reliance Letter") to the effect that CF&Co may rely on a prior opinion delivered under this Section 7(o) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date). In rendering such opinions, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

            (p)     Comfort Letter.  Prior to the date of the first Placement Notice and within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(n) for which no waiver is applicable, the Company shall cause its independent accountants (and any other independent registered public accounting firms whose report is included in the Registration Statement or the Prospectus) to furnish CF&Co letters (the "Comfort Letters" ), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(p); provided, that if requested by CF&Co, the Company shall cause a Comfort Letter to be furnished to CF&Co within ten (10) Trading Days of the date of occurrence of any material transaction or event, including the restatement of the Company's financial statements.  The Comfort Letter from the Company's independent registered public accounting firm shall be in a form and substance reasonably satisfactory to CF&Co, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings (the first such letter, the "Initial Comfort Letter" ) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

            (q)     Market Activities.  The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) sell, bid for, or purchase the Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Shares to be issued and sold pursuant to this Agreement other than CF&Co; provided, however, that the Company may bid for and purchase shares of its Common Stock in accordance with Rule 10b-18 under the Exchange Act.

            (r)     Insurance.  The Company and its Subsidiaries will use its best efforts to maintain, or cause to be maintained, insurance of the types and with policies in such amounts and with such deductibles and covering such risks as are in the reasonable opinion of management prudent for their respective businesses.

            (s)     Compliance with Laws.  The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply in all material respects with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

            (t)     Investment Company Act.   The Company will conduct its affairs in such a manner so as to ensure that neither it nor any of its Subsidiaries will be or become, at any time prior to the termination of this Agreement, an "investment company," as such term is defined in the Investment Company Act.

            (u)     Securities Act and Exchange Act. The Company will use its best efforts to comply in all material respects with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

            (v)     No Offer to Sell.  Other than a free writing prospectus (as defined in Rule 405 under the Act) approved in advance by the Company and CF&Co in its capacity as principal or agent hereunder, neither CF&Co nor the Company (including its agents and representatives, other than CF&Co in its capacity as such) will, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Placement Shares to be sold by CF&Co as principal or agent hereunder.

            (w)     Undertakings.   The Company will use its best efforts to comply with all of the provisions of any undertakings in the Registration Statement.

            (x)     Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts, in cooperation with CF&Co, to qualify the Placement Shares for offering and sale, or to obtain an exemption for the Placement Shares to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as CF&Co may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each jurisdiction in which the Placement Shares have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement).

            (y)     Secretary's Certificate; Further Documentation.  Prior to the date of the first Placement Notice, the Company shall deliver to CF&Co a certificate of the Secretary of the Company and attested to by an executive officer of the Company, dated as of such date, certifying as to (i) the Articles of Incorporation of the Company, as amended, (ii) the By-laws of the Company, (iii) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the issuance of the Placement Shares and (iv) the incumbency of the officers duly authorized to execute this Agreement and the other documents contemplated by this Agreement.  Within five (5) Trading Days of each Representation Date, the Company shall have furnished to CF&Co such further information, certificates and documents as CF&Co may reasonably request.

            8.     Conditions to CF&Co's Obligations. The obligations of CF&Co hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by CF&Co of a due diligence review satisfactory to CF&Co in its reasonable judgment, and to the continuing satisfaction (or waiver by CF&Co in its sole discretion) of the following additional conditions:

            (a)     Registration Statement Effective.  The Registration Statement shall be effective and shall be available for (i) all sales of Placement Shares issued pursuant to all prior Placement Notices and (ii) the sale of all Placement Shares contemplated to be issued by any Placement Notice.

            (b)     No Material Notices.  None of the following events shall have occurred and be continuing:  (i) receipt by the Company or any of its Subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c)     No Misstatement or Material Omission.  CF&Co shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in CF&Co's reasonable opinion is material, or omits to state a fact that in CF&Co's opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (d)     Material Changes.  Except as disclosed in the Prospectus, there shall not have been any Material Adverse Effect, or any downgrading in or withdrawal of the rating assigned to any of the Company's securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company's securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of CF&Co (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

            (e)     Legal Opinions.  CF&Co shall have received the opinion of Company Counsel required to be delivered pursuant to Section 7(o) on or before the date on which such delivery of such opinion is required pursuant to Section 7(o).

            (f)     Comfort Letter.  CF&Co shall have received the Comfort Letter required to be delivered pursuant to Section 7(p) on or before the date on which such delivery of such letter is required pursuant to Section 7(p).

            (g)     Representation Certificate.  CF&Co shall have received the certificate required to be delivered pursuant to Section 7(n) on or before the date on which delivery of such certificate is required pursuant to Section 7(n).

            (h)     No Suspension.  Trading in the Common Stock shall not have been suspended on the NYSE MKT.

            (i)     Other Materials.  On each date on which the Company is required to deliver a certificate pursuant to Section 7(n), the Company shall have furnished to CF&Co such appropriate further information, certificates and documents as CF&Co may have reasonably requested. All such opinions, certificates, letters and other documents shall have been in compliance with the provisions hereof. The Company shall have furnished CF&Co with such conformed copies of such opinions, certificates, letters and other documents as CF&Co shall have reasonably requested.

            (j)     Securities Act Filings Made.  All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

            (k)     Approval for Listing.   The Placement Shares shall be validly listed on the NYSE MKT at, or prior to, the issuance of any Placement Notice.

            (l)     No Termination Event.  There shall not have occurred any event that would permit CF&Co to terminate this Agreement pursuant to Section 11(a).

            (m)     FINRA. CF&Co will be satisfied, based on the reasonable judgment of their counsel, that the Offering is exempt from the filing and review requirements of FINRA.

            9.     Indemnification and Contribution.

            (a)     Company Indemnification.  The Company agrees to indemnify and hold harmless CF&Co, the directors, officers, partners, employees and agents of CF&Co and each person, if any, who (i) controls CF&Co within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with CF&Co from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses  incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which CF&Co, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (w) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any free writing prospectus or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (x) the omission or alleged omission to state in any such Registration Statement or amendment or supplement thereto a material fact required to be stated in it or necessary to make the statements in it not misleading, (y) the omission or alleged omission to state in any such Prospectus or amendment or supplement thereto a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, or (z) any breach by the Company of any of its representations, warranties and agreements contained in this Agreement; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly or indirectly by an untrue statement or omission made solely in reliance upon and in conformity with written information relating to CF&Co and furnished to the Company by CF&Co expressly for inclusion in any document as described in clause (w) of this Section 9(a) (the "Agent Content"). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

            (b)     CF&Co Indemnification. CF&Co agrees to indemnify and hold harmless the Company, its directors, each officer of the Company that signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Agent Content. The Company hereby acknowledges that the only Agent Content furnished to the Company is the statements set forth in the seventh and eighth paragraphs under the caption "Plan of Distribution" in the Prospectus.

            (c)     Procedure.  Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission to so notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent.  No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

            (d)     Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or CF&Co, the Company and CF&Co will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than CF&Co, if any) to which the Company and CF&Co may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and CF&Co, on the other. The relative benefits received by the Company, on the one hand, and CF&Co, on the other, shall be deemed to be in the same proportion as the total net proceeds received by the Company from the sale of the Placement Shares (before deducting expenses) bear to the total compensation received by CF&Co from the sale of Placement Shares on behalf of the Company.  If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and CF&Co, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or CF&Co, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and CF&Co agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d) , any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof.  Notwithstanding the foregoing provisions of this Section 9(d), CF&Co shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of CF&Co, will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

            10.     Representations and Agreements to Survive Delivery.  The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of CF&Co, any controlling persons, or the Company (or any of their respective officers, trustees, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

            11.     Termination.

            (a)     CF&Co shall have the right by giving notice as hereinafter specified at any time to terminate this Agreement if (i) any material adverse effect on the Company and the Subsidiaries, taken as a whole, or any development that could reasonably be expected to cause a material adverse effect on the Company and the Subsidiaries, taken as a whole, has occurred that, in the reasonable judgment of CF&Co, may materially impair the ability of CF&Co to sell the Placement Shares hereunder, (ii) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(n), 7(o), or 7(p), CF&Co's right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than thirty (30) days from the date such delivery was required; (iii) any other condition of CF&Co's obligations hereunder is not fulfilled, (iv) if trading in the Common Stock has been suspended or limited by the Commission or the NYSE MKT, or if trading generally on the NYSE MKT has been suspended or limited, or minimum prices for trading have been fixed on the NYSE MKT, (v) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of CF&Co, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (vi) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (vii) if a banking moratorium has been declared by either U.S. Federal or New York authorities.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(h) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Survival of Representations), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination. If CF&Co elects to terminate this Agreement as provided in this Section 11(a), CF&Co shall provide the required notice as specified in Section 12 (Notices).

            (b)     The Company shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.  Any such termination shall be without liability of any party to any other party, except that the provisions of Section 7(h) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Survival of Representations), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination.

            (c)     CF&Co shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(h) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Survival of Representations), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination.

            (d)     Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through CF&Co on the terms and subject to the conditions set forth herein; provided, that the provisions of Section 7(h) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Survival of Representations), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination.

            (e)     This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(h) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Survival of Representations), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect.

            (f)     Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by CF&Co or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

            12.     Notices.  All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified in this Agreement, and if sent to CF&Co, shall be delivered to CF&Co at Cantor Fitzgerald & Co., 499 Park Avenue, New York, New York 10022, fax no. (212) 308-3730, Attention: Capital Markets/Jeff Lumby, with copies to Stephen Merkel, General Counsel, at the same address, with copy to: Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, fax no. (212) 521-5450, Attention: Daniel I. Goldberg; or if sent to the Company, shall be delivered to  Uranium Energy Corp., 1111 West Hastings Street, Suite 320, Vancouver, British Columbia V6E 2J3, fax no. (604) 682-3591, Attention: Chief Executive Officer, with a copy to McMillan LLP, Royal Centre, 1055 West Georgia Street, Suite 1500, PO Box 111117, Vancouver, British Columbia, V6E 4N7, fax no. (603) 893-2679, Attention: Thomas J. Deutsch. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.  Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day (as defined below), or, if such day is not a Business Day on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business   Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, "Business Day" shall mean any day on which the NYSE MKT and commercial banks in the City of New York are open for business.

            An electronic communication ("Electronic Notice") shall be deemed written notice for purposes of this Section 12 if sent to the electronic mail address specified by the receiving party under separate cover.  Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party.  Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form ("Nonelectronic Notice") which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

            13.     Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the Company and CF&Co and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that CF&Co may assign its rights and obligations hereunder to an affiliate of CF&Co without obtaining the Company's consent.

            14.     Adjustments for Stock Splits.  The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Placement Shares.

            15.     Entire Agreement; Amendment; Severability.  This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and CF&Co.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

            16.     Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws other than Section 5-1401 of the General Obligations Law. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            17.     Waiver of Jury Trial.  The Company and CF&Co each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

            18.     Absence of Fiduciary Relationship.  The Company acknowledges and agrees that:

            (a)     CF&Co has been retained solely to act as underwriter in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and CF&Co has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether CF&Co has advised or is advising the Company on other matters;

            (b)     the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

            (c)     the Company has been advised that CF&Co and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that CF&Co has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

            (d)     the Company waives, to the fullest extent permitted by law, any claims it may have against CF&Co, for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that CF&Co shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, partners, employees or creditors of the Company.

            19.     Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or electronic transmission.

            20.     Permitted Free Writing Prospectuses. The Company represents, warrants and agrees that, unless it obtains the prior consent of CF&Co, and CF&Co represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by CF&Co or by the Company, as the case may be, is hereinafter referred to as a "Permitted Free Writing Prospectus."  The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.  For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit 20 hereto are Permitted Free Writing Prospectuses.

[Signature Page Follows.]

            If the foregoing correctly sets forth the understanding among the Company and CF&Co, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and CF&Co.
Very truly yours,

URANIUM ENERGY CORP.

By: /s/ Amir Adnani Name: Amir Adnani Title: President and Chief Executive Officer

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By: /s/ Jeffrey Lumby Name: Jeffrey Lumby Title: Senior Managing Director

SCHEDULE 1

FORM OF PLACEMENT NOTICE

From:	[ ]

Cc:	[ ]

To:	[ ]

Subject:	Controlled Equity Offering--Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Controlled Equity OfferingSM Sales Agreement between Uranium Energy Corp. (the "Company") and Cantor Fitzgerald & Co. ("CF&Co") dated December 31, 2013 (the "Agreement"), I hereby request on behalf of the Company that CF&Co sell up to [          ] shares of the Company's common stock, par value $0.001 per share, at a minimum market price of $_______ per share until [date]*.

* The Company shall add additional parameters, such as the bracketed text above regarding a termination date, to the Placement Notice as it may deem necessary at any time.

SCHEDULE 2

CANTOR FITZGERALD & CO.

Jeff Lumby	jlumby@cantor.com

Josh Feldman	jfeldman@cantor.com

With copies to:

CFControlledEquityOffering@cantor.com

URANIUM ENERGY CORP.

Amir Adnani                  aadnani@uraniumenergy.com

Mark Katsumata            mkatsumata@uraniumenergy.com

SCHEDULE 3

Compensation

CF&Co shall be paid compensation equal to an amount to be agreed upon based on the gross proceeds from the sales of Shares pursuant to the terms of this Agreement.

SCHEDULE 4

Subsidiaries

Incorporated by reference to Exhibit 21 of the Company's most recently filed Form 10-K.

Exhibit 7(o)

MATTERS TO BE COVERED BY INITIAL OPINION OF

McMillan LLP

Exhibit 7(n)

OFFICER CERTIFICATE

The undersigned, the duly qualified and elected [Chief Executive Officer, Chief Financial Officer, or Executive Vice President and General Counsel], of URANIUM ENERGY CORP. ("Company"), a Nevada corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(n) of the Sales Agreement dated December 31, 2013 (the "Sales Agreement") among the Company and Cantor Fitzgerald & Co., that to the best knowledge of the undersigned:

            (i)             The representations and warranties of the Company in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

            (ii)            The Company has complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof (other than those conditions waived by Cantor Fitzgerald & Co.).
By:	_____________________________
Name:
Title:

Date: _________, 20__

Exhibit 20

PERMITTED FREE WRITING PROSPECTUSES